UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 31, 2023

Informatica Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40936 (Commission File Number)	61-1999534 (I.R.S. Employer Identification Number)
2100 Seaport Boulevard
Redwood City, California 94063
(650) 385-5000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	INFA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 1, 2023, Informatica Inc. (the "Company") issued a press release reporting its results for the third quarter ended September 30, 2023. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities

On November 1, 2023, the Company announced a plan to reduce its workforce by approximately 545 employees, representing approximately 10% of the Company’s current global workforce, and reduce its global real estate footprint (the “November Plan”). The November Plan is intended to further streamline the Company’s cost structure as a direct result of its cloud-only, consumption-driven (“CoCd”) strategy announced in January of this year. The increased focus and simplicity of the CoCd strategy enables the Company to deliver continued AI-powered product innovation and strong Cloud Subscription Annual Recurring Revenue ("ARR") growth with a lower expense base and higher operating margins.

The Company estimates that it will incur non-recurring charges of approximately $35 million to $45 million in connection with the November Plan, primarily related to cash expenditures for employee transition, notice period and severance payments, employee benefits, real estate-related charges, and other costs.

The Company expects that the majority of these charges will be incurred by the end of the first quarter of 2024 and that the implementation of the November Plan will be substantially complete by the end of the third quarter of 2024. The Company estimates the cost savings benefit of these actions to be approximately $80 million on a GAAP basis or $70 million on a non-GAAP basis in fiscal 2024.

Potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process beyond the first quarter of 2024 in limited cases. The charges that the Company expects to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from such estimates.

In conjunction with the announcement of the November Plan, the Company reported third quarter 2023 financial results today. Third quarter 2023 financial results exceeded the Company’s financial guidance issued on August 2, 2023, for all guidance metrics. Additionally, the Company re-affirmed full-year 2023 GAAP Total Revenues, Total ARR, Subscription ARR, and Cloud Subscription ARR guidance. The Company raised full-year 2023 Non-GAAP Operating Income and Adjusted Unlevered Free Cash Flow (after-tax) guidance. For more information see the Company's earnings press release issued today.

Item 7.01 Regulation FD Disclosure

On November 1, 2023, the Company posted supplemental investor materials on its investors.informatica.com website. The Company intends to use its investors.informatica.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events

As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, Ithaca L.P. (“Ithaca”), a limited partnership affiliated with the funds advised by Permira Advisors LLC, had an obligation to distribute its Class A Common Stock to its limited partners as soon as practicable after October 29, 2023, the two-year anniversary of the closing of the Company’s initial public offering. We have been advised that on or about November 3, 2023, Ithaca plans to distribute approximately 8.6 million shares of the Company’s Class A Common Stock to four of its limited partners. Following this distribution, approximately 51.4 million shares of Class A Common Stock will continue to be held in Ithaca for approximately one year, unless otherwise sold by Ithaca or distributed to Ithaca’s limited partners prior to such time. Permira will continue to retain voting and investment power over the shares held by Ithaca. The Company’s Class A Common Stock to be distributed by Ithaca to its limited partners will be available for immediate resale in the public market at the discretion of the applicable limited partner.

On October 31, 2023, the Company's Board of Directors (the "Board") approved a new share repurchase authorization which enables the Company to repurchase up to $200 million of its Class A Common Stock through privately-negotiated purchases with individual holders or in the open market. A committee of the Board will determine the timing, amount and terms of any repurchase.

Forward-Looking Statements

Item 2.05 of this Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These statements, which are not statements of historical fact, may contain estimates, assumptions, projections and/or expectations regarding the Company’s expenses associated with the announced reduction in workforce. Forward-looking statements are often identified by words or phrases such as “may,” “will,” “anticipates,” “estimates,” “plans,” “expects,” “believes,” “intends,” “foresees,” “potential” or the negative of these terms or other similar variations thereof.

Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s efforts to reduce operating expenses and adjust cash flows in light of current business needs and priorities; the Company’s expected costs related to restructuring and related charges, including the timing of such charges; the impact of the restructuring and related charges on the Company’s business, results of operations and financial condition; plans regarding our stock repurchase authorization, and the distribution of Class A common stock by certain of our stockholders. These forward-looking statements are not guarantees of future performance and are subject to a number of factors and uncertainties that could cause the Company’s actual results and experiences to differ materially from the anticipated results and expectations expressed in the forward-looking statements.

Among the factors that may cause actual results and expectations to differ from anticipated results and expectations expressed in forward-looking statements include the possibility that assumptions underlying the Company’s expected benefits and the estimates of expenses associated with the reduction in workforce prove inaccurate, that the Company incurs greater than estimated expenses in connection with the reduction in workforce, and that the Company’s business, results of operations or financial condition are adversely affected by the reduction in workforce. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023, and other filings and reports the Company makes with the SEC from time to time, including the Company’s Quarterly Report on Form 10-Q that will be filed for the third quarter ended September 30, 2023. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	November 1, 2023	INFORMATICA INC.

		By:	/s/ MICHAEL MCLAUGHLIN
Michael McLaughlin
Executive Vice President and Chief Financial Officer (Principal Financial Officer)